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                         SUPPLEMENT TO THE PROSPECTUSES

                      CREDIT SUISSE GLOBAL TECHNOLOGY FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUSES.

     Effective April 14, 2003, Scott T. Lewis no longer serves as Co-Portfolio Manager of the fund. Vincent J. McBride continues to serve as Portfolio Manager of the fund. David Lefkowitz and Naimish M. Shah continue to serve as Associate Portfolio Managers of the fund.

Dated: April 14, 2003                                            WPGTC-16-0403
                                                                 CSGTA
                                                                 2003-021